UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

Alliance BioEnergy Plus, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54942	45-4944960

(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

400 North Congress Avenue, Suite 130, West Palm Beach, FL		77057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 607-3555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On July 27, 2015, the Company’s Board of Directors appointed George D. Bolton as a director of the Company, effective immediately, to serve until the next election of directors or appointment of their successors.

Set forth below is certain biographical information concerning Mr. Bolton:

George D. Bolton

George D. Bolton (66) is a seasoned business professional with significant experience in production agriculture. From the management of fertilizer and chemical plants, to the development and integration of a precision farming system for a national fertilizer and chemical distribution company, George has worked to develop and integrate new technologies for agriculture.

Recognizing the impact carbon intensity would have on agriculture, Mr. Bolton was one of the founders of AgCert International, and co-author of the first agricultural baseline methodology approved by the United Nations Framework Convention on Climate Change (UNFCC) AM0016: Greenhouse gas mitigation from improved animal waste management systems in confined animal feeding operations. Under his direction this methodology was the catalyst which allowed AgCert International to construct over 725 biodigesters impacting more than 94% of the qualifying concentrated animal feeding operations in Mexico and Brazil. The construction and operation of these biogiesters dramatically improved each farms local environment impact while also lowering their carbon intensity. The cooperation between AgCert and the local farmers enabled the use of the Clean Development Mechanism of the UNFCC to produce and market millions of certified emissions for the purchasers, as well as covering the costs of each farms biodigesters.

Mr. Bolton has provided guidance on agricultural carbon intensity issues in Canada, Brazil, Mexico, Argentina, Chile, Columbia and the USA. His commitment is to assist in the development of Ag based systems which are both profitable and sustainable, while meeting the varied needs of Agricultural stakeholders.

George received his Bachelor of Science in Biology from Briar Cliff University.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance BioEnergy Plus, Inc.

By:	/s/ Daniel de Liege
Name: Daniel de Liege
Title: President

Dated: July 27, 2015